[DESCRIPTION]                  AT&T CAPITAL CORPORATION

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

                        Date of Report: July 8, 1997

                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-
1

    A New York                 Commission File
I.R.S. Employer
    Corporation                No. 333-08645
No. 13-7097632

                          c/o AT&T Capital Corporation
               44 Whippany Road, Morristown, New Jersey
07962-1983

                         Telephone Number (201) 397-3000

Item 5.  Other Events

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 07/08/97                         PAYMENT
DATE:  07/15/97
COLLECTION PERIOD:  06/30/97


I.       INFORMATION REGARDING THE CONTRACTS

    1.   CONTRACT POOL PRINCIPAL BALANCE

         a.  Beginning of Collection Period
$2,214,221,974.07
         b.  End of Collection Period
$2,108,515,996.63
         c.  Reduction for Collection Period
$   105,705,977.44

    2.   DELINQUENT SCHEDULED PAYMENTS

         a.  Beginning of Collection Period
$    37,000,204.48
         b.  End of Collection Period
$    39,329,819.17   LIQUIDATED CONTRACTS

         a.  Number of Liquidated Contracts with respect to
Collection Period             599
         b.  Required Payoff Amounts of Liquidated Contracts
$     3,158,227.53
         c.  Total Reserve for Liquidation Expenses
$                   0.00
         d.  Total Liquidation Proceeds Received(1)
$        750,889.46
         e.  Liquidation Proceeds Allocated to Owner Trust
$        678,092.93
         f.  Liquidation Proceeds Allocated to Depositor
$          72,796.53
         g.  Current Realized Losses
$     2,480,134.60

    4.   PREPAID CONTRACTS

         a.  Number of Prepaid Contracts with respect to
Collection Period                       1,202
         b.  Required Payoff Amounts of Prepaid Contracts
$   16,700,706.82

    5.   PURCHASED CONTRACTS (BY TCC)

         a.  Number of Contracts Purchased by TCC with
respect to Collection Period         0
         b.  Required Payoff Amounts of Purchased Contracts
$                   0.00


    (1) Net of any addition to reserve for liquidation expenses.







    6.   DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION
PERIOD)

                    --------------------       -------------
--------    ---------------------------                  ---
------------

% OF AGGREGATE
                       NUMBER OF            % OF
AGGREGATE REQUIRED       REQUIRED PAYOFF
                      CONTRACTS          CONTRACTS
PAYOFF AMOUNTS             AMOUNTS
                    -------------------        -------------
--------      ----------------------                      --
------------
a.   Current                205,721          93.90%
2,025,673,537.46              94.31%

b.   31-60 days            7,507               3.43%
75,823,350.01              3.53%

c.   61-90 days                 2,618               1.19%
19,425,275.70                   0.90%

d.   91-120 days           1,369               0.62%
12,144,881.94                   0.57%

e.   120+ days                  1,872               0.85%
14,778,770.69                   0.69%

f.   Total                  219,087            100.00%
$2,147,845,815.80                     100.00%

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 07/08/97
PAYMENT DATE:  07/15/97
COLLECTION PERIOD: 06/30/97

    7.    HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO
CONTRACTS

------------------------------------------------------------
------------------------------------------------------------
--------
          % of                                 % of
% of                             % of
           Aggregate Required               Aggregate
Required          Aggregate Required            Aggregate
Required
              Payoff Amounts           Payoff Amounts
Payoff Amounts                   Payoff Amounts
 Collection           31-60 Days                    61-90
Days              91-120 Days                           120+
Days
  Periods              Past Due                  Past Due
Past Due                Past Due
------------------------------------------------------------
------------------------------------------------------------
--------
06/30/97       3.53%                  0.90%        0.57%
0.69%
05/31/97       3.06%                  0.99%        0.58%
0.63%
04/30/97       2.99%                  1.08%        0.47%
0.64%
03/31/97       3.73%                  0.96%        0.46%
0.61%
02/28/97       3.70%                  0.97%        0.55%
0.55%
01/31/97            3.27%                       0.97%
0.49%                                   0.40%
12/31/96            4.10%                       0.96%
0.39%                                   0.20%
11/30/96            3.49%                       0.83%
0.34%                           0.00%
10/31/96            2.90%                       0.64%
0.01%                      0.01%








 8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                                   ---------
------    ---------------       ---------------   ----------
------

3 COLLECTION    6 COLLECTION
                                                    June -97
PERIODS      PERIODS     CUMULATIVE
                    COLLECTION      ENDING       ENDING
SINCE
                        PERIOD     June -97        June -97
CUT-OFF DATE
                              ---------------     ----------
-----      ---------------    ----------------
a.   Number of Liquidated Contacts         599
2,214                  4,271                  4,907

b.   Number of Liquidated                      0.213%
0.789%                 1.522%              1.749%
Contracts as a Percentage
     of Initial Contracts

c.   Required Payoff Amounts of       $3,158,227.53
$13,984,523.39    $26,650,764.60      $29,956,470.28
     Liquidated Contracts

d.   Liquidation Proceeds Allocated         $678,092.93
$ 1,785,811.52       $2,594,432.68     $2,636,120.68
     to Owner Trust

e.   Aggregate Current Realized         $2,480,134.60
$12,198,711.87    $24,056,331.92     $27,320,349.60
     Losses

f.   Aggregate Current Realized                 0.078%
0.383%                  0.755%              0.858%
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 07/08/97                        PAYMENT
DATE:  07/15/97
COLLECTION PERIOD: 06/30/97


II.  INFORMATION REGARDING THE SECURITIES

    1.   SUMMARY OF BALANCE INFORMATION

------------------                 ------------     --------
-----------   -----------------               --------------
----              ---------------
                                    Principal Balance
Class Factor  as           Principal Balance      Class
Factor as
                                       Coupon     as of July
15, 1997       of July 15, 1997        as of  June 16, 1997
of  June 16, 1997
 Class                          Rate            Payment Date
Payment Date             Payment Date             Payment
Date
----------------------                    ----------------
------------------------    ---------------------        ---
-------------------       -----------------
a.   Class A-1 Notes            5.60%     $111,476,307.60
0.09909005     $212,475,014.01      0.18886668

b.   Class A-2 Notes            5.95%     $695,000,000.00
1.00000000     $695,000,000.00      1.00000000

c.   Class A-3 Notes            6.11%     $659,000,000.00
1.00000000     $659,000,000.00      1.00000000

d.   Class A-4 Notes            6.28%     $400,220,000.00
1.00000000     $400,220,000.00      1.00000000

e.   Class B Notes               6.57%     $178,500,000.00
1.00000000     $178,500,000.00      1.00000000

f.   Equity Certificates        6.75%     $103,649,508.20
0.81287784  $106,027,164.54      0.83152476

g.   Total                              N.A.
$2,147,845,815.80        0.67431434     $2,251,222,178.55
0.70676926



Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $2,147,845,815.80 and the CCA balance is $206,177,545.02.




    2.   MONTHLY PRINCIPAL AMOUNT

        a.  Principal Balance of Notes and Equity
Certificates
            (End of Collection Period)
$2,251,222,178.55

        b.  Contract Pool Principal Balance (End of
Collection Period)                      $2,108,515,996.63

  c.   Monthly Principal Amount
     $  142,706,181.92


    3.   GROSS COLLECTIONS

        a.  Scheduled Payments Received
$     99,169,949.57

        b.  Liquidation Proceeds Allocated to Owner Trust
$        678,092.93

        c.  Required Payoff Amounts of Prepaid Contracts
$    16,700,706.82

        d.  Required Payoff Amounts of Purchased Contracts
$                    0.00

        e.  Proceeds of Clean-up Call
$                    0.00

        f.  Investment Earnings on Collection Account and
Note Distribution Account          $          316,709.17

        g.  Extension Fees Allocated to Owner Trust
$            19,115.36

        h.  Total Gross Collections (sum of (a) through (g))
$   116,884,573.85

    4.   DETERMINATION OF AVAILABLE FUNDS

        a.  Total Gross Collections
$   116,884,573.85

        b.  Withdrawal from Cash Collateral Account
$          259,445.16

        c.  Total Available Funds
$   117,144,019.01



CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 07/08/97
PAYMENT DATE:  07/15/97
COLLECTION PERIOD: 06/30/97



5.   APPLICATION OF AVAILABLE FUNDS

    --------------------------------- ----------------------
---------- --------------------------------
                  ITEM                            AMOUNT
REMAINING AVAILABLE FUNDS
    --------------------------------- ----------------------
---------- --------------------------------
     a.   Total Available Funds
$   117,144,019.01

     b.   Servicing Fee
$2,306,481.22                      114,837,537.78

     c.   Interest on Notes:

          i)   Class A-1 Notes
991,550.07                          113,845,987.72

          ii)  Class A-2 Notes
3,446,041.67                        110,399,946.05

   iii)      Class A-3 Notes                   3,355,408.33
     107,044,537.72

          iv)  Class A-4 Notes
2,094,484.67                        104,950,053.05

          v)   Class B Notes
977,287.50                         103,972,765.55

 d.   Interest on Equity                        596,402.80
    103,376,362.75
          Certificates

     e.   Principal of Notes and
          Equity Certificates:

          i)   Class A-1 Notes
100,998,706.41                          2,377,656.34

          ii)  Class A-2 Notes
0.00                           2,377,656.34

          iii) Class A-3 Notes
0.00                           2,377,656.34

          iv)   Class A-4 Notes
0.00                           2,377,656.34

          v)   Class B Notes
0.00                           2,377,656.34

          vi)  Equity Certificates
2,377,656.34                       0.00

     f.   Deposit to Cash
0.00                                        0.00
          Collateral Account
     G.   Amount to be applied in
0.00                                        0.00
          accordance with CCA
          Loan Agreement
     H.   Balance, if any, to Equity
0.00                                       0.00
          Certificates




CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 07/08/97
PAYMENT DATE:  07/15/97
COLLECTION PERIOD: 06/30/97



III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.   BALANCE RECONCILIATION

     ---------------------------------------------------
---------------------------

July 1997
                            ITEM
PAYMENT DATE
     ---------------------------------------------------
---------------------------
     a. Available Cash Collateral Amount (Beginning)
$ 206,436,990.18

     b. Deposits to Cash Collateral Account
0.00

     c. Withdrawals from Cash Collateral Account
$       259,445.16

     d. Releases of Cash Collateral Account Surplus
0.00
        (Excess, if any of (a) plus (b) minus (c)  over (f))

     e. Available Cash Collateral Amount (End)
$ 206,177,545.02
        (Sum of (a) plus (b) minus (c) minus (d))

     f. Requisite Cash Collateral Amount
$ 207,040,000.00

     g. Cash Collateral Account Shortfall
$   862,454.98
        (Excess, if any, of (f) over (e))

    2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT

     a. For Payment Dates from, and including, the November 1996 Payment Date to, and including, the October 1997
        Payment Date

        1) Initial Cash Collateral Amount
$ 207,040,000

     b. For Payment Dates from, and including, the November 1997 Payment Date until the Final Payment Date, the sum of

        1) 8% of the Contract Pool Principal Balance
0.00

        2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance
0.00

        3) Total
0.00

     c. Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal
           Balance ($63,704,600); and
        2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance
$    63,704,600

     d. Requisite Cash Collateral Amount
$   207,040,000


    3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS

         a. Interest Shortfalls
0.00

         b. Principal Deficiency Amount
$     259,445.16

         c. Principal Payable at Stated Maturity Date of
0.00
             Class of Notes or Equity Certificates

         d. Total Cash Collateral Account Withdrawals
$     259,445.16

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 07/08/97
PAYMENT DATE:  07/15/97
COLLECTION PERIOD: 06/30/97




IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


-------------------      ---------------       -------------
-     ---------------  -------------   ----------------  ---
-----------
   Distribution             Class A-1         Class A-2
Class A-3      Class A-4        Class B          Equity
     Amounts                   Notes               Notes
Notes             Notes            Notes
Certificates
-------------------        ---------------      ------------
-     ---------------   -------------    ---------------- --
------------
1. Interest Due                $  991,550.07
$3,446,041.67      $3,355,408.33     $2,094,484.67
$977,287.50        $596,402.80

2. Interest Paid                $  991,550.07
$3,446,041.67      $3,355,408.33     $2,094,484.67
$977,287.50       $596,402.80

3. Interest Shortfall                       $0.00
$0.00                    $0.00                 $0.00
$0.00                   $0.00
    ((1) minus (2))

4. Principal Paid           $100,998,706.41
$0.00                    $0.00                  $0.00
$0.00      $2,377,656.34

5. Total Distribution     $101,990,256.47
$3,446,041.67       $3,355,408.33    $2,094,484.67
$977,287.50     $2,974,059.14
    Amount
  ((2) plus (4))

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 07/08/97
PAYMENT DATE:  07/15/97
COLLECTION PERIOD: 06/30/97




V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS

----------------------------------                ----------
---------------------  -------------------------

AS OF END               AS OF END
                                       OF   JUNE 97
OF MAY 97
                                      COLLECTION
COLLECTION
ITEM                                           PERIOD
PERIOD
----------------------------------                ----------
--------------------- --------------------------
1.   ORIGINAL CONTRACT CHARACTERISTICS

    a. Original Number of Contracts
280,634

    b. Cut-Off Date Contract Pool Principal
$3,185,229,329
       Balance

    c. Original Weighted Average Remaining
38.6 months
        Term

    d. Weighted Average Original Term
56.1 months


2  CURRENT CONTRACT CHARACTERISTICS

 a.   Number of Contracts
   219,087         226,327

    b. Average Contract
$9,624.10  $9,783.29
       Principal Balance

    c. Weighted Average Remaining Term
33.1 months        33.8 months

 CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 07/08/97
PAYMENT DATE: 07/15/97
COLLECTION PERIOD: 06/30/97


VI.   Capita Equpiment Receivables Trust 1996-1 Prepayment
Speeds


               Since Issue
Period                   CPR
-----------------------------    -------------
    0          Oct-96

    1          Nov-96    10.866%

    2          Dec-96    7.964%

    3          Jan-97    8.606%

    4             Feb-97 8.254%

    5         Mar-97     7.615%

    6         April-97   7.211%

    7         May-97     8.268%

    8         June-97    7.752%

    9         Jul-97          7.784%


               Servicer Certificate




     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita
Equipment Receivables Trust 1996-1, Antigua Funding
Corporation, The Chase
Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a
Responsible Officer of the Servicer and, pursuant to Section
3.9 of the Transfer
and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on July 15, 1997.

     This Certificate shall constitute the Servicer's
Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above
Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

Glenn A. Votek
 ------------------------------
By: Glenn A. Votek

Vice President and Treasurer

                                   SIGNATURES

        Pursuant to the requirements of the Securities
Exchange Act of 1934, the
registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AT&T CAPITAL
CORPORATION


               Glenn A. Votek
               ------------------------------
               By: Glenn A. Votek

               Vice President and Treasurer



July 15, 1997